UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 22, 2008

SendTec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51702	43-2053462
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

877 Executive Center Drive West
St. Petersburg, FL	33702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 576-6630

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Effective August 22, 2008, SendTec, Inc., a Delaware corporation (the “Registrant”), entered into an Amendment to Recapitalization Agreement (the “Amendment”) among the Registrant, SendTec Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Registrant (“STAC”), the holders (the “Holders”) of STAC’s Senior Secured Convertible Debentures (the “Debentures”), and Christiana Corporate Services, Inc., a Delaware corporation, in its capacity as administrative agent for the Holders (the “Agent”). The Amendment amends the Recapitalization Agreement, dated March 25, 2008 (the “Recapitalization Agreement”), among the Registrant, STAC, the Holders and the Agent, which was previously filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2008.

The Recapitalization Agreement obligated the Registrant to file, by June 24, 2008, a registration statement with the SEC to the extent necessary to cover all shares of common stock issuable upon conversion of the remaining outstanding Debentures (as modified in accordance with the terms of the Recapitalization Agreement), any residual debentures (the “Residual Debentures”) for which the Debentures may be exchanged, the Series B Convertible Preferred Stock of the Registrant issued or issuable in connection with the exchange of the Debentures and Residual Debentures, and certain additional shares of common stock of the Registrant (collectively, the “Registrable Shares”). The Recapitalization Agreement provided that the Registrant would be subject to substantial liquidated damages in the event that the registration statement was not declared effective by the SEC by August 23, 2008.

As amended by the Amendment, the Recapitalization Agreement now obligates the Registrant to file, by June 24, 2008, a Form S-3 registration statement covering the maximum number of shares permitted by the SEC to be registered with respect to the Registrable Shares, and to file subsequent registration statements on Forms S-3, to the extent permitted by the SEC, covering additional Registrable Shares until all Registrable Shares have been registered. The Registrant will be subject to substantial liquidated damages if the initial registration statement on Form S-3 is not declared effective by the SEC by September 30, 2008. The Registrant will also be subject to substantial liquidated damages if all Registrable Shares are not covered by effective registration statements at such time as the SEC permits the registration of all such shares on Form S-3.

The foregoing summary of the Amendment is qualified in its entirety by reference to the complete Amendment, a copy of which is filed as Exhibit 10.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Form of Amendment to Recapitalization Agreement, dated as of August 22, 2008, by and among the Registrant, STAC, the Holders and the Agent (incorporated herein by reference to Exhibit 10.2 to the Company’s Amendment No. 2 to Registration Statement on Form S-3 (Registration No. 333-151813) filed with the SEC on August 22, 2008).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SENDTEC, INC.

By:	/s/ Paul Soltoff
Name:	Paul Soltoff
Title:	CEO

Date: August 28, 2008

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Amendment to Recapitalization Agreement, dated as of August 22, 2008, by and among the Registrant, STAC, the Holders and the Agent (incorporated herein by reference to Exhibit 10.2 to the Company’s Amendment No. 2 to Registration Statement on Form S-3 (Registration No. 333-151813) filed with the SEC on August 22, 2008).